UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 5, 2016
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Compensatory Arrangements of Certain Officers
On February 5, 2016, the Compensation Committee of the Board of Directors of A10 Networks, Inc. (the “Company”) approved the payment of a cash bonus of $76,108 to Greg Straughn, the Company’s Chief Financial Officer, with respect to the fiscal year ended December 31, 2015. The bonus amount was determined based in part upon corporate performance targets set by the Compensation Committee for fiscal 2015 and in part upon the recommendation of the Company’s Chief Executive Officer based upon the assessment of Mr. Straughn’s personal performance of his role at the Company during the fiscal year.
Lee Chen, the Company’s Chief Executive Officer, declined to be considered for a bonus with respect to fiscal 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A10 NETWORKS, INC.
By: /s/ Lee Chen
Lee Chen
Chief Executive Officer

Date: February 11, 2016